UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 4, 2009
Inverness Medical Innovations, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-16789	04-3565120

(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)
51 Sawyer Road, Suite 200, Waltham, Massachusetts 02453

(Address of principal executive offices)
Registrant’s telephone number, including area code: (781) 647-3900
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.142-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
Ex-12.2 Statement regarding calculation of ratios of earnings to combined fixed charges and preference dividends
Ex-99.1 Press Release dated May 4, 2009
Ex-99.2 Unaudited pro forma condensed combined statement of operations of the Company for the year ended December 31, 2008

Item 8.01 Other Events
On May 4, 2009, Inverness Medical Innovations, Inc. (the “Company”), issued a press release announcing that it intends to offer up to $200.0 million aggregate principal amount of senior subordinated notes due 2016 in a public offering. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits
Pro forma financial information
In connection with the filing of the Company’s prospectus supplement dated as of May 1, 2009, the Company is providing an unaudited pro forma condensed combined statement of operations of the Company for the year ended December 31, 2008, giving pro forma effect to the Company’s acquisition of Matria Healthcare, Inc. on May 9, 2008, which is attached hereto as Exhibit 99.2 and incorporated by reference herein.
Statements regarding calculation of ratios
The Company is also providing a revised statement regarding the calculation of its ratio of earnings to combined fixed charges and preference dividends for the years ended December 31, 2008, 2007, 2006, 2005 and 2004, as Exhibit 12.2.
Exhibits.

Exhibit No.	Description

12.2	Statement regarding calculation of ratios of earnings to combined fixed charges and preference dividends.
99.1	Press Release dated May 4, 2009, entitled “Inverness Medical Innovations, Inc. Announces Offering of $200 Million of Senior Subordinated Notes.”
99.2	Unaudited pro forma condensed combined statement of operations of the Company for the year ended December 31, 2008 giving pro forma effect to the Company’s acquisition of Matria Healthcare, Inc. on May 9, 2008.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVERNESS MEDICAL INNOVATIONS, INC.
BY:	/s/ Jay McNamara
Jay McNamara
Senior Counsel — Corporate & Finance
Dated: May 4, 2009

EXHIBIT INDEX

Exhibit No.	Description

12.2	Statement regarding calculation of ratios of earnings to combined fixed charges and preference dividends.
99.1	Press Release dated May 4, 2009, entitled “Inverness Medical Innovations, Inc. Announces Offering of $200 Million of Senior Subordinated Notes.”
99.2	Unaudited pro forma condensed combined statement of operations of the Company for the year ended December 31, 2008 giving pro forma effect to the Company’s acquisition of Matria Healthcare, Inc. on May 9, 2008.